U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 20, 2004

                       COMMISSION FILE NUMBER: 000-32141


                               Nutra Pharma Corp.
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            California                                      91-2021600
--------------------------------------------          -------------------------
(State or jurisdiction of incorporation              (I.R.S. Employer I.D. No.)
 or organization)


          4001 NW 73rd Way
        Coral Springs, Florida                                 33065
-------------------------------------------                ------------
(Address of principal executive offices)                    (Zip Code)


                 Registrant's telephone number: (954) 509-0911



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 2.  Acquisition or Disposition of Assets

On December 12, 2003, the Registrant entered into an Acquisition Agreement (the "Agreement"), subject to the approval of the board of directors of Receptopharm Inc. This Agreement was subsequently approved as modified on February 20, 2004.

Pursuant to this Agreement the Registrant agreed to acquire a 49.5% interest in the common stock equity of Receptopharm Inc., in exchange for an investment of $2.0 million in cash. As of February 20, 2004, the Registrant has paid $500,000 to Receptopharm. The Registrant will pay an additional $1.5 million in cash to Receptopharm over the next seven months to complete the acquisition.

Receptopharm Inc. is a privately held bio-pharmaceutical company based in Ft. Lauderdale, Florida. Receptopharm is currently developing proprietary therapeutic proteins for the treatment of several chronic, life-threatening, viral, auto-immune and neuro-degenerative disorders, including Rabies, HIV,

                                                                            1
Multiple Sclerosis (MS) and Myasthenia gravis (MG). Receptopharm's leading drug candidates, with data contribution from Nutra Pharma's recent trials, have completed Phase I safety studies in the United States and Europe, and these studies have shown that the drugs have been successful at inhibiting a wide range of medically significant viruses.

Item 7.   Financial Statements and Exhibits

     (a)     Financial Statements of Business Acquired.

It is impractical to provide the financial statements of Receptopharm at the present time. The Registrant will file the required financial statements within 60 days after filing of this report.


     (b)     Pro forma Financial Information.

It is impractical to provide pro forma financial information at the present time. The Registrant will file the required pro forma financial information within 60 days after filing of this report.

     (c)  Exhibits.

Exhibit 7.1. Acquisition Agreement by and between Nutra Pharma Corp. and Receptopharm Inc.


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2004

Nutra Pharma Corp.


/s/ Rik Deitsch
---------------------------
By: Rik Deitsch
Its: Chief Executive Officer and Chief Financial Officer

                                                                            2
                                  CERTIFICATION


In connection with the current report of Nutra Pharma Corp. ("Company") on Form 8-K dated March 8, 2004, as filed with the Securities and Exchange Commission on the date hereof, Rik Deitsch certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

        1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: March 8, 2004                  /s/ Rik Deitsch
                                      --------------------------
                                      By: Rik Deitsch
                                      Its: Chief Executive Officer,
                                      And Chief Financial Officer

                                                                             3
Exhibit 7.1. Acquisition Agreement between Nutra Pharma Corp. and Receptopharm Inc.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


                              ACQUISITION AGREEMENT


         THIS AGREEMENT (hereinafter "the Agreement"), is made and entered into as of the 20th day of February, 2004, by and between Nutra Pharma Corp., a California corporation (hereinafter "Nutra Pharma"), Receptopharm, Inc., a Nevada corporation (hereinafter "Receptopharm"), by and for the benefit of its shareholders, who, in consideration of the mutual promises and covenants contained herein, agree as follows:

         1.  RECITALS:

         This agreement is made and entered into with reference to the following facts and circumstances:

         A. Nutra Pharma is a publicly held California corporation, with currently issued and outstanding, 49,871,427 shares of common stock, whose business plan consists of the development of bio pharmaceutical products, and is the licensee of certain intellectual property, consisting of a bioactive peptide cobratoxin that has been inactivated by ozonation and that is labeled and used for treating MS or HIV, a description of which is attached hereto and incorporated by reference herein as Attachment 1 (hereinafter referred to as "the MS/HIV intellectual property.")

         B. Nutra Pharma is a publicly held, reporting company, whose securities are quoted on the NASD over-the-counter bulletin board under the trading symbol, "NPHC."

         C. Receptopharm is a privately held Nevada corporation, with currently issued and outstanding, 6,900,000 shares of common stock, who is interested in Nutra Pharma taking a 49.5% equity position in its common stock, in order to improve its opportunities for the development of its bio pharmaceutical products and the financing of that development.
                                                                             4
2.  ACQUISITION OF 49.5% OF RECEPTOPHARM STOCK.

          In exchange for an amount of common stock to be issued by Receptopharm from its treasury pursuant to Section 4(2) of the Securities Act of 1933, which amount of common stock shall equal 49.5% of its issued and outstanding common stock, including shares of common stock reserved for the issuance of options, as calculated as of the time of the closing of this agreement, Nutra Pharma shall assign all of its right, title and interest in and to the MS/HIV intellectual property described in Attachment 1 to Receptopharm, and will contribute working capital for the development of Receptopharm, its technology and products as follows:

         A. Receptopharm acknowledges receipt of $400,000 in capital contributions from Nutra Pharma, to be applied toward Nutra Pharma's entire capital commitment.

         B. Nutra Pharma shall contribute additional capital to Receptopharm in the aggregate amount of $1.6 million, pursuant to the payment schedule attached hereto as Attachment 2, (hereinafter "the Payment Schedule"), for a total capital commitment of $2 million.


         3.  POST CLOSING COVENANTS

         A. Should Receptopharm authorize the issuance of and issue any further shares of stock within the twelve months following the closing of this agreement, Receptopharm shall issue an additional amount of shares to Nutra Pharma to maintain its 49.5% equity position in Receptopharm. This shall not include the issuance of stock to secure the services of a scientist to serve as a consultant or executive officer or director, the employment of which shall be subject to the mutual agreement of Receptopharm and Nutra Pharma.

         B. Receptopharm warrants that any and all rights to existing and new biotechnology platforms, drugs and products developed or to be developed by it, will be owned solely by Receptopharm and no other entity, without the express written permission of Nutra Pharma.

         C. Rik Deitsch, President of Nutra Pharma, shall be appointed to the board of directors of Receptopharm, Inc.


         4.  CONDITIONS PRECEDENT TO NUTRA PHARMA'S PERFORMANCE

         The acquisition of Receptopharm stock is conditioned upon the following:

         A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of Receptopharm since the execution of the letter of intent between the parties.

B.  The representations and warranties contained in this agreement shall have

                                                                             5
been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Receptopharm shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary or Assistant Secretary to such effect on the Closing Date.


         5.  CONDITIONS PRECEDENT TO RECEPTOPHARM'S PERFORMANCE

         The acquisition of Receptopharm stock is conditioned on the following:

         A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of Nutra Pharma since the execution of the letter of intent between the parties.

         B. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Nutra Pharma shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date.


         6.  REPRESENTATIONS AND WARRANTIES OF RECEPTOPHARM

         Receptopharm hereby represents and warrants to Nutra Pharma as follows:

         A. Receptopharm is a corporation duly formed and validly existing and in good standing under the laws of the state of Nevada, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Receptopharm, and will not contravene or violate or constitute a breach of the terms of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it.
                                                                             6
Neither Receptopharm, nor their shareholders is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Receptopharm hereunder will constitute, the valid and binding obligations of both of them, enforceable against it in accordance with their respective terms.

         B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Receptopharm is a party or by which it is bound is required for the execution, performance, or consummation of this Agreement.

         C. There are no actions, suits, proceedings, orders, investigations or claims pending or, to Receptopharm's knowledge, threatened against either one of them, at law or in equity, or before any federal, state or other governmental body, other than those disclosed in the due diligence materials.

         D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

         E. All of Receptopharm's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

         F. Neither Receptopharm, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

         G. The execution, delivery and performance of this agreement by Receptopharm does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to either Receptopharm, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Receptopharm.

H. Receptopharm has complied with all laws, ordinances, regulations and orders which have application to their respective businesses, the violation of which might have a material adverse effect on their respective financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of their respective business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

         I. The shares of common stock are owned beneficially and of record by Receptopharm's shareholders and no other share capital of Receptopharm is issued and outstanding. There are no subscriptions, options or other agreements or commitments, obligating Receptopharm to issue any shares or securities convertible into its shares at the date of this agreement, except for those to former officers and directors, which are currently frozen, and there shall not be any others on the Closing Date.
                                                                             7
         J. Receptopharm has made available to Nutra Pharma all of its audited and unaudited financial statements, all of its notes, mortgages and other obligations and agreements and other instruments for or relating to any borrowing effected by Receptopharm or to which any properties or assets of Receptopharm is subject, leases and similar agreements under which Receptopharm is subject, and a list of any and all contracts, agreements, and other instruments material to the conduct of Receptopharm's business. Receptopharm has performed all obligations required by it to be performed under the any of the foregoing, and there has not occurred any event which with the passage of time or giving notice or both would constitute a default.
         K. Receptopharm is the owner of the intellectual property and patents pending described as set forth in Attachment 3, which is incorporated by reference herein.


         7.  REPRESENTATIONS AND WARRANTIES OF NUTRA PHARMA

         Nutra Pharma hereby represents and warrants as follows:

         A. Nutra Pharma is a corporation duly formed and validly existing and in good standing under the laws of the state of California, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Nutra Pharma, and will not contravene or violate or constitute a breach of the terms of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it.

Nutra Pharma is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Nutra Pharma hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

         B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Nutra Pharma is a party or by which it is bound is required for the execution, performance, or consummation of this Agreement.

         C. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

         D. All of Nutra Pharma's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

         E. Neither Nutra Pharma , nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

         F. The authorized share capital of Nutra Pharma consists of 2 billion (2,000,000,000) shares of common class stock, 49,871,427 of which are issued and outstanding, and are owned, beneficially and of record by Nutra Pharma's shareholders and no other share capital of Nutra Pharma is issued and outstanding. There are no subscriptions, options or other agreements or commitments, obligating Nutra Pharma to issue any shares or securities convertible into its shares at the date of this agreement, and there shall not be any others on the Closing Date.

         G. Nutra Pharma has made available to Receptopharm all of its reports on file with the Securities and Exchange Commission, which reports reflect all of its audited and unaudited financial statements, all of its notes, mortgages and other obligations and agreements and other instruments for or relating to any borrowing effected by Nutra Pharma or to which any properties or assets of Nutra Pharma is subject, leases and similar agreements under which Nutra Pharma is subject, and a list of any and all contracts, agreements, and other instruments material to the conduct of Nutra Pharma's business. Nutra Pharma has performed all obligations required by it to be performed under the any of the foregoing, and there has not occurred any event which with the passage of time or giving notice or both would constitute a default.
                                                                             8
H. The execution, delivery and performance of this agreement by Nutra Pharma does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to Nutra Pharma, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Nutra Pharma.

         I. Nutra Pharma has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

         J. All of the representations and warranties herein made by Nutra Pharma are applicable to it and to each of its subsidiaries as well.

         K. There are no actions, suits, and proceedings pending or threatened against or affecting Nutra Pharma or its respective properties, business, or subsidiaries, at law or in equity and before or by any federal, state or other governmental body or any arbitration board, domestic or foreign. Nutra Pharma has no knowledge or notice of, any grounds for any other action, suit or proceeding.


         8.  CLOSING

          At the Closing, Receptopharm shall issue and deliver to Nutra Pharma, a stock certificate for 1,380,000 shares which represents 20% of Receptopharm's issued and outstanding common stock and Nutra Pharma shall deliver to Receptopharm an assignment of its license to the intellectual property specified in Attachment 1. The closing shall take place at the offices of Nutra Pharma on or before 7 days after the execution of this agreement.


         9.  ISSUANCE OF ADDITIONAL SHARES BY RECEPTOPHARM

         As additional payments are made by Nutra Pharma to Receptopharm pursuant to the Payment Schedule, Receptopharm shall calculate the number of additional shares of common stock to be issued to Nutra Pharma pursuant to the following formula:

(Amount of the payment made by Nutra Pharma divided by 2,000,000) multiplied by 6,900,000

     On the last day of each calendar quarter, Receptopharm shall issue one stock certificate to Nutra Pharma which shall represent the total number of shares purchased by Nutra Pharma during the calendar quarter pursuant to the above formula.

     At the time Nutra Pharma makes the final payment to Receptopharm pursuant to the Payment Schedule, Receptopharm will issue a final stock certificate to Nutra Pharma representing the number of shares of common stock which, when added to the total number of shares previously issued to Nutra Pharma, shall equal exactly 49.5% of the total number of shares of Receptopharm that are currently issued and outstanding at the time.

                                                                             9
         10.  NECESSARY APPROVALS

         This agreement is contingent upon the approval of both company's Board of Directors.


         11.  NOTICES

         Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.


         12.  EVENT OF DEFAULT; CURE PROVISION

         In the event of a default by Nutra Pharma pursuant to the Payment Schedule, Receptopharm shall notify Nutra Pharma's President in writing. Said notice shall be made via facsimile and e-mail. If the default is not cured within 5 business days after written notification, this agreement can be terminated by Receptopharm.


         13.    MISCELLANEOUS PROVISIONS:

         This agreement shall be construed in accordance with the laws of the State of Florida.

         This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

         Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

         This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

         This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

         Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

         If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.
                                                                            10
         The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

         The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

         Each party shall bear their own attorney's fees and costs with respect to their due diligence and review of this Agreement. Nutra Pharma shall bear all the costs associated with the acquisition of the shares, including any SEC filings, state filings, and disclosures.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

Nutra Pharma Corp.


/s/ RIK DEITSCH

--------------------------
By: RIK DEITSCH
    President and
    Chief Executive Officer



Receptopharm, Inc.


/s/ HAROLD H. RUMPH
---------------------------
By: HAROLD H. RUMPH, President

                                                                            11

                                  ATTACHMENT 1

     U.S. Patent Application for POLYPEPTIDE COMPOSITIONS AND METHODS ISSUED
     Filed     8/7/97                    Serial No. 08/908,212
     Issued     11/23/99                 Patent No. 5,989,857

     U.S. Patent Application for POLYPEPTIDE COMPOSITIONS AND METHODS PENDING
     Filed     8/5/99                    Serial No. 09/368,834

     U.S. Patent Application for POLYPEPTIDE COMPOSITIONS AND METHODS PENDING
     Filed     11/7/02                   Serial No. 10/289,834

     U.S. Patent Application for IMMUNOKINE COMPOSITION AND METHOD PENDING
     Filed     March 23, 2000            Serial No. 09/533,454

     U.S. Patent Application for IMMUNOKINE COMPOSITION AND METHOD PENDING
     Filed     November 12, 2002         Serial No. 10/292,164

     U.S. Patent Application for BUCCAL DELIVERY SYSTEM PENDING
     Filed     January 28, 2000          Serial No. 009070632


                                                                            12
                                  ATTACHMENT 2


                                PAYMENT SCHEDULE



Payments shall be made by Nutra Pharma to Receptopharm as follows:

         $  100,000 on 2/13/04
         $  100,000 on 2/28/04
         $  100,000 on 3/7/04
         $  100,000 on 3/14/04
         $  200,000 on 4/14/04
         $  200,000 on 5/14/04
         $  200,000 on 6/14/04
         $  200,000 on 7/14/04
         $  400,000 on 10/1/04
          -----------
         $1,600,000

                                                                            13